                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2001
                                                          ---------------



                               MAXXIS GROUP, INC.
                               ------------------
                            (Exact name of registrant
                          as specified in its charter)



        Georgia                      333-38623               58-22-78241
--------------------------------------------------------------------------------
    (State or other                 (Commission           (I.R.S. Employer
    jurisdiction of                 File Number)         Identification No.)
    incorporation)



        1901 Montreal Road, Suite 108, Tucker, Georgia         30084
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code: (770) 696-6343
                                                           --------------



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 14, 2001, we dismissed the firm of Arthur Andersen, LLP as our independent auditors. The decision to dismiss Arthur Andersen was authorized by the board of directors. We are in the process of engaging new independent accountants.

         The reports of Arthur Andersen on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal year ended June 30, 2000 and June 30, 1999, and during any subsequent interim period preceding the dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the matter in their report.

         During the fiscal years ended June 30, 2000 and June 30, 1999, and during any subsequent interim period preceding the dismissal of Arthur Andersen, there were no "reportable events" to describe as specified in Item 304(a)(1)(iv)(B) of Regulation S-B.

         We have requested Arthur Andersen to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 16, 2001, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

            Exhibit No.        Description
            -----------        -----------
              16.1             Letter of Arthur Andersen, LLP dated August 16, 2001

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MAXXIS GROUP, INC.



                                   By:/s/ DeChane Cameron
                                      -----------------------------------------
                                   DeChane Cameron, Chief Financial Officer

Dated: August 16, 2001
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                                  EXHIBIT INDEX

     Exhibit No.       Description
     -----------       -----------
         16.1          Letter of Arthur Andersen, LLP dated August 16, 2001


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